Exhibit 99.1 ENERGY FOCUS, INC. REPORTS THIRD QUARTER 2016 RESULTS SOLON, Ohio, November 14, 2016 - Energy Focus, Inc. (NASDAQ:EFOI), a leader in LED lighting technologies, today announced financial results for the third quarter ended September 30, 2016. Third Quarter 2016 Financial Highlights: • Net sales of $8.3 million, consisting of $3.6 million in commercial and $4.7 million in military sales, compared to $18.3 million in the prior year’s period, principally consisting of $3.3 million in commercial and $14.9 million in military sales • Gross margin was 37.3%, compared with 49.8% in the prior year’s quarter, due to an expected shift in product mix that was more heavily weighted in commercial products sales • Net loss of $3.2 million, or $(0.27) per diluted share, compared to net income of $4.3 million, or $0.40 per diluted share in the third quarter last year • Cash balance of $19.6 million at the end of the quarter with no debt Third Quarter 2016 Operational Highlights: • Military and Maritime: U.S. Navy qualified Energy Focus fixtures for use in new ship construction, making Energy Focus the first new lighting fixture supplier to the Navy for new construction in 70 years • Public Sector: Retrofitted 7 school districts, and received orders from 12 federal, municipal or state institutions • Healthcare: Continued shipping to the leading healthcare client in Northeast Ohio and received initial order commitments from a leading global, nonprofit medical research and healthcare institution based in Minnesota • Commercial & Industrial: Received additional order commitments for facility retrofits of one of the world’s largest tire manufacturers • Higher and Private Education: Continued product shipments to five colleges and universities • Released 3 new products, including our new 500 D Series product line offering 150 lumens per watt efficiency and dimmable capability, which received second place in the “Call for Innovation” competition held by the Department of Energy’s Federal Energy Management Program (FEMP) • Rick Fedrizzi, founder and former CEO of U.S. Green Building Council, joined Energy Focus Advisory Board “As indicated in our press release on November 3, we delayed the release of our third quarter earnings report in order to have ample time to fully evaluate and quantify the impact of reported, abnormal failures of the Company’s commercial Intellitube® products,” said James Tu, Chief Executive Officer and President of Energy Focus, Inc. “The failures did not involve any health or safety matters and appear to be limited to very specific situations in which the product had been installed in a certain manner or with certain ballasts. I’m pleased to report that with encouraging ingenuity and teamwork among our engineering, production and finance departments, in a short order we were able to identify the root cause, develop corresponding remedies and determine a course of action under our standard warranty policy and warranty reserve at September 30, 2016 and that the impact, at less than 1% of our third quarter sales, was not material to our current quarter results. In addition, we do not expect any significant, lingering technology or quality ramifications going forward associated with this issue.” “Our third quarter financial results showed slight improvement compared to the second quarter, and, as expected, our military business continued to stabilize. Despite lower aggregate sales levels compared to 2015, we remain the single- source provider of retrofit tubular LEDs to the U.S. Navy and with the qualification of our Intellitube® fixtures for new ship construction, we anticipate additional market opportunities for our military business in the future.”

“During the quarter, we also made exciting strides in deepening our penetration and leadership in our target verticals, notably healthcare, where we received initial order commitments from yet another leading medical group that has long been considered one of the best hospitals in the world, after the client’s extensive, multi-month evaluation of our technology, products and solutions.” continued Mr. Tu. “Even with our typically longer commercial sales cycle, our commercial sales are nearly 60% higher for the year-to-date period when compared to 2015.We believe that our continuing investments to strengthen our sales and marketing infrastructure, broaden our market reaches and expand our portfolio of innovative products will result in further acceleration of our commercial growth in 2017,” Mr. Tu concluded. A further breakdown of nets sales is shown below (in thousands): Three months ended Sep 30, Nine months ended Sep 30, 2016 2015 2016 2015 Commercial products (1) $ 3,606 $ 3,340 $ 11,510 $ 7,251 Military maritime products 4,655 14,896 12,302 39,784 R&D services — 99 — 119 Total net sales $ 8,261 $ 18,335 $ 23,812 $ 47,154 (1) The nine-month period ended September 30, 2016 includes an adjustment of $814 thousand recorded during the second quarter of 2016 to reflect the return of products and related discounts on products that were sold in 2015 that did not comply with our process to assemble finished products in accordance with the applicable standard for those orders. Financial Results: Net sales of $8.3 million for the third quarter of 2016 decreased 54.9 percent compared to the third quarter of 2015. The decrease was due to lower sales of our military maritime products for the U.S. Navy, partially offset by an increase in commercial products sales. Net sales of our commercial products increased 8.0 percent compared to the third quarter of 2015, as we continued our efforts to diversify and expand our commercial markets. Gross profit was $3.1 million, or 37.3 percent of net sales, for the third quarter of 2016, compared to $9.1 million, or 49.8 percent of net sales for the third quarter of 2015. The decrease in gross profit was due primarily to lower sales and product mix. The decrease in gross profit as a percentage of sales is primarily the result of product mix related to our diversification and expansion efforts in the markets in which we sell our commercial products, as our commercial products generally have lower margins than our military maritime products. For the three months ended September 30, 2016, net loss was $3.2 million, compared to net income of $4.3 million for the three months ended September 30, 2015. Lower net sales, changes in product mix in the third quarter of 2016, as well as continued investments in our corporate infrastructure to support future growth for our commercial products contributed to the difference in operating results. At September 30, 2016, our cash and cash equivalents balance was approximately $19.6 million, compared to approximately $34.6 million at December 31, 2015. Net cash used by operating activities of $13.7 million in the first nine months of 2016 resulted from the net loss, adjusted for non-cash items, including: depreciation and stock-based compensation; and working capital changes, most notably an increase in inventories and a decrease in trade accounts payable, primarily related to inventory purchases.

Business Outlook: For the fourth quarter of 2016, we are expecting our net sales and gross margins to approximate those of the third quarter, depending on military versus commercial product mix. We expect fourth quarter 2016 total operating expenses to be consistent with our third quarter 2016 spending levels. Earnings Conference Call: Management is hosting a public teleconference call to discuss these results today, at 11AM ET. Anyone interested in participating in the call should dial 1-888-211-7360 if calling within the United States or 913-312-0718 if calling internationally. A replay will be available until November 21, 2016, which can be accessed by dialing 844-512-2921 if calling within the United States or 412-317-6671 if calling internationally. Please use passcode 5518678 to access the replay. The call will additionally be broadcast live and archived for 90 days over the internet accessible in the Investors portion of the Company's corporate website, under “Events and Presentations” at http://investors.energyfocusinc.com/events.cfm. Forward Looking Statements: Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, these statements can be identified by the use of words such as “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could,” “would” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not historical facts and include statements regarding our current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies, capital expenditures, our product development capabilities, new product release timing, energy savings and other benefits of LED lighting technology and the industry in which we operate. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this release. We believe that important factors that could cause our actual results to differ materially from forward-looking statements include, but are not limited to: our dependence on a limited number of customers for a significant portion of our revenue, in particular, our sales for the U.S. Navy, and on the levels of funding available to such customers and our ability to maintain or grow such sales levels; our history of operating losses and our ability to generate sufficient cash from operations or receive sufficient financing, on acceptable terms, to continue our operations or fund our growth; general economic conditions in the United States and in other markets in which we operate; our ability to compete effectively against companies with greater resources; our ability to implement and manage our infrastructure and product growth plans, improve or maintain efficiencies and control expenses to increase sales and maintain and improve margins; our ability to increase demand in our targeted markets; the timing of large orders and significant expenses as we invest in growth opportunities; market acceptance of LED lighting technology; our ability to respond to new lighting technologies and market trends, and fulfill our warranty obligations with, with safe, reliable, energy-efficient and effective products and to bring such products to market in a timely manner and at an appropriate price point; satisfactory and timely testing and completion of product certification requirements; our ability to protect our intellectual property rights and the impact of any type of legal claim or dispute; our ability to obtain critical components and finished products from third-party suppliers on acceptable terms with reliable functionality; and our ability to maintain effective internal controls and otherwise comply with our obligations as a public company. In light of the foregoing, we caution you not to place undue reliance on our forward-looking statements. Any forward-looking statement that we make in this release speaks only as of the date of such statement, and we undertake no obligation to update any forward-looking statement or to publicly announce the results of any revision to any of those statements to reflect future events or developments.

About Energy Focus, Inc.: Energy Focus, Inc. is a leading provider of energy efficient LED lighting products and a developer of energy efficient lighting technology. Our LED lighting products provide energy savings, aesthetics, safety and maintenance cost benefits over conventional lighting. Our long-standing relationship with the U.S. Government continues to enable us to provide energy efficient LED lighting products to the U.S. Navy and the Military Sealift Command fleets. Customers include national, state and local U.S. government agencies as well as Fortune 500 companies and many other commercial and industrial clients. World headquarters are located in Solon, Ohio with additional offices in Washington, D.C., New York City and Taiwan. For more information, see our web site at www.energyfocusinc.com. Investor Contacts: Energy Focus, Inc. (440) 715-1300 ir@energyfocusinc.com Darrow Associates, Inc. Peter Seltzberg, Managing Director (516) 419-9915 pseltzberg@darrowir.com

ENERGY FOCUS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands, except share and per share amounts) (Unaudited) September, 2016 December 31, 2015 ASSETS Current assets: Cash and cash equivalents $ 19,587 $ 34,640 Trade accounts receivable less allowances of $103 and $155, respectively 5,074 10,110 Inventories, net 14,017 7,732 Prepaid and other current assets 1,061 740 Total current assets 39,739 53,222 Property and equipment, net 3,313 2,429 Other assets 38 51 Total assets $ 43,090 $ 55,702 LIABILITIES Current liabilities: Accounts payable $ 3,371 $ 7,295 Accrued liabilities 624 355 Accrued payroll and related benefits 924 1,243 Accrued sales commissions 384 1,005 Accrued warranty reserve 295 314 Deferred revenue — 93 Total current liabilities 5,598 10,305 Other liabilities 99 77 Total liabilities 5,697 10,382 STOCKHOLDERS' EQUITY Preferred stock, par value $0.0001 per share: Authorized: 2,000,000 shares in 2016 and 2015 Issued and outstanding: no shares in 2016 and 2015 — — Common stock, par value $0.0001 per share: Authorized: 30,000,000 shares in 2016 and 2015 Issued and outstanding: 11,690,030 at September 30, 2016 and 11,648,978 at December 31, 2015 1 1 Additional paid-in capital 126,522 125,369 Accumulated other comprehensive income 2 — Accumulated deficit (89,132) (80,050) Total stockholders' equity 37,393 45,320 Total liabilities and stockholders' equity $ 43,090 $ 55,702

ENERGY FOCUS, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per share amounts) (Unaudited) Three months ended Sep 30, Nine months ended Sep 30, 2016 2015 2016 2015 Net sales $ 8,261 $ 18,335 $ 23,812 $ 47,154 Cost of sales 5,179 9,205 15,063 25,433 Gross profit 3,082 9,130 8,749 21,721 Operating expenses: Product development 809 738 2,467 1,935 Selling, general, and administrative 5,423 4,651 15,323 11,620 Total operating expenses 6,232 5,389 17,790 13,555 (Loss) income from operations (3,150) 3,741 (9,041) 8,166 Other expenses (income): Interest expense — 22 — 71 Other expenses (income) 16 (28) 7 9 (Loss) income from continuing operations before income taxes (3,166) 3,747 (9,048) 8,086 Provision for (benefit from) income taxes 11 (651) 22 272 (Loss) income from continuing operations (3,177) 4,398 (9,070) 7,814 Discontinued operations: Loss from discontinued operations — (53) — (167) Loss on disposal of discontinued operations — (89) (12) (161) Loss from discontinued operations before income taxes — (142) (12) (328) Benefit from income taxes — — — (10) Loss from discontinued operations — (142) (12) (318) Net (loss) income $ (3,177) $ 4,256 $ (9,082) $ 7,496 Net (loss) income per share - basic: From continuing operations $ (0.27) $ 0.42 $ (0.78) $ 0.78 From discontinued operations — (0.01) — (0.03) Net (loss) income per share - basic: $ (0.27) $ 0.41 $ (0.78) $ 0.75 Net (loss) income per share - diluted: From continuing operations $ (0.27) $ 0.41 $ (0.78) $ 0.75 From discontinued operations — (0.01) — (0.03) Net (loss) income per share - diluted: $ (0.27) $ 0.40 $ (0.78) $ 0.72 Weighted average shares used in computing net (loss) income per share: Basic 11,690 10,310 11,666 10,002 Diluted 11,690 10,665 11,666 10,342